UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): January 9, 2006

ITT EDUCATIONAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street
Carmel, Indiana	46032-1404

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)       On January 9, 2006, Harris N. Miller resigned as a member of the Registrant’s Board of Directors in connection with his recent decision to pursue election to the U.S. Senate from the Commonwealth of Virginia. A copy of the resignation letter received from Mr. Miller is filed herewith as Exhibit 99.1. Mr. Miller also served on the Registrant's Audit Committee.

As provided by the Registrant's Restated Certificate of Incorporation, the remaining members of the Registrant's Board of Directors (seven persons) may, by majority vote, fill the vacancy. The Nominating and Corporate Governance Committee of the Registrant's Board of Directors will make a determination at a later date regarding whether and when the vacancy will be filled.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description

99.1	Resignation letter from Harris N. Miller.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2006

ITT Educational Services, Inc.

By:	/s/ Clark D. Elwood
Name: Clark D. Elwood
Title: Senior Vice President,

General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Resignation letter form Harris N. Miller.

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